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                         QUANTUM EFFECT DESIGN, INC.

                   AMENDED AND RESTATED INVESTORS' RIGHTS

                                AGREEMENT

                             MARCH 16, 1999


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                         QUANTUM EFFECT DESIGN, INC.

                             AMENDED AND RESTATED

                         INVESTORS' RIGHTS AGREEMENT

         This Investors' Rights Agreement (the "AGREEMENT") is made as of the 16th day of March 1999, by and among Quantum Effect Design, Inc., a California corporation (the "COMPANY"), and the parties listed on EXHIBIT A hereto, each of which is herein referred to as an "INVESTOR."

                                    RECITALS

         A. The Company and certain of the Investors have entered into an Investors' Rights Agreement dated as of April 16, 1998 (the "RIGHTS AGREEMENT").

         B. The Company and certain of the Investors are entering into a Series D Preferred Stock Purchase Agreement of even date herewith and/or a Unit Purchase Agreement, pursuant to which such Investors will purchase shares of the Company's Series D Preferred Stock and/or Common Stock (the "SERIES D AGREEMENTS").

         C. In connection with the transactions contemplated by the Series D Agreements, the parties hereto wish to amend and restate the Rights Agreement as set forth herein.

                                    AGREEMENT

         In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree, as follows:

         1.  REGISTRATION RIGHTS.

             1.1  DEFINITIONS.  For purposes of this Section 1:

                  (a) The terms "REGISTER" "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the declaration or ordering of effectiveness of such registration statement or document;

                  (b) The term "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock of the Company, (ii) the shares of Common Stock issued to the persons or entities listed on EXHIBIT A that hold such shares,
(iii) shares of Common Stock of the Company issued (or issuable upon the conversion or exercises of any warrant, right or other security which is issued) to the persons or entities listed on Exhibit A pursuant to preemptive rights or rights of first refusal, and (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii); PROVIDED, HOWEVER,

                                   1.
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that the foregoing definition shall exclude in all cases any Registrable
Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) the registration rights associated with such securities have not been terminated pursuant to Section 1. 16 hereof;

                  (c) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                  (d) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1. 12 of this Agreement;

                  (e) The term "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act;

                  (f) The term "SEC" means the Securities and Exchange Commission; and

                  (g) The term "QUALIFIED IPO" means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act, the public offering price of which is not less than $6.48 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Company of $10,000,000 (net of underwriting discounts and commissions).

             1.2  REQUEST FOR REGISTRATION.

                  (a) If the Company shall receive at any time after the earlier of (i) April 16, 2001, or (ii) one (1) year after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least forty percent (40%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities which would yield an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $7,500,000 then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.3.

                                   2.
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                  (b) If the Holders initiating the registration request
hereunder ("INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this
Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; PROVIDED, HOWEVER, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve-month period.

                  (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                           (i) After the Company has effected two (2)
registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                           (ii) During the period starting with the date
sixty (60) days prior to the company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                           (iii) If the Initiating Holders propose to dispose
of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

                                   3.
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             1.3 COMPANY REGISTRATION. If (but without any obligation to do
so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

             1.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of not less than thirty percent (30%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such
registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; PROVIDED, HOWEVER, that the Company shall not utilize this right more than once in any twelve-month period; (iv) if the Company has, within the twelve
(12) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; (vi) during the period ending one hundred eighty (180) days after the effective date

                                   4.
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of a registration statement subject to Section 1.3, or (vii) if the Company has already effected four registrations on Form S-3 for the Holders pursuant to this Section 1.4.

                  (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

             1.5 OBLIGATIONS OF THE COMPANY. Whenever required under this
Section I to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

                                   5.
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                  (g) Cause all such Registrable Securities registered
pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

             1.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

             1.7 EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, Section 1.3 or Section 1.4 including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 ; provided further, however, that if at the

                                   6.
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time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

             1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty-five percent (35%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded if the underwriters make the determination described above. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "SELLING SHAREHOLDER," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

             1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

             1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1.10:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its directors, officers, fiduciaries, employees and stockholders or any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), against any losses, claims, damages,

                                   7.
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or liabilities (joint or several) to which they may become subject under the
Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provide , however, that the indemnity agreement contained in this subsection 1. 1 0(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                  (c) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 1.10, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this
Section 1.10, except

                                   8.
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to the extent the indemnifying party is materially prejudiced thereby, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 1.10. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (ii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards or professional conduct) and the indemnifying party shall be liable for any expense therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless which settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section
1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; PROVIDED, that in no event shall any contribution by a Holder under this Subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, less any amounts paid by such holder under Section 1.10(b), except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be

                                   9.

determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

             1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety
(90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

             1.12 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section I may be assigned (but only with all

                                   10.

related obligations) by a Holder to a transferee or assignee of at least 100,000 shares of such securities (or all of such Holder's Registrable Securities, if less), PROVIDED the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners, affiliates or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; PROVIDED that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

             1.13 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

             1.14 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of the registration statement of the Company filed under the Securities Act in connection with its initial public offering, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees or constituent partners who agree to be similarly bound) any securities of the Company held by it at the commencement of that period except Common Stock included in such registration; PROVIDED, HOWEVER, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. Notwithstanding anything herein to the contrary, nothing in this Agreement shall restrict Goldman, Sachs & Co. and its affiliates from engaging in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business.

         In order to enforce the foregoing covenant, the Company may impose stoptransfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities

                                   11.

of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

         Notwithstanding the foregoing, the obligations described in this
Section 1. 14 shall not apply to a registration relating solely to employee benefit plans on Form S- I or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

             1.15 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section I after the earlier of (i) four (4) years following the consummation of a Qualified IPO,
(ii) such time as Rule 144 (without regard to Rule 144(k)) or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3) month period without registration, or
(iii) such time as the Holder holds Registrable Securities constituting less than one percent (1%) of the outstanding voting securities of the Company.

          2. COVENANTS OF THE COMPANY.

             2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Holder of at least 250,000 shares of Registrable Securities, (except for a Holder reasonably deemed by the Company to be a competitor of the Company):

                  (a) as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

                  (b) as soon as practicable, but in, any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement and an unaudited balance sheet as of the end of such fiscal quarter and as of the end of each month during such quarter, in reasonable detail and prepared in accordance with GAAP;

                  (c) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months, and, as soon as prepared, any other budgets or revised budgets prepared by the Company and approved by the board of directors;

                  (d) with respect to such financial statements called for in subsection (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that

                                   12.

may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so;

                  (e) such other information related to the financial condition, business, prospects or corporate affairs of the Company as the Investor may from time to time request, PROVIDED, HOWEVER, that the Company shall not be obligated under this subsection (f) or any other subsection of
Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

             2.2 INSPECTION. The Company shall permit each Holder of at least 500,000 shares of Registrable Securities (except for a Holder reasonably deemed by the Company to be a competitor of the Company), at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; PROVIDED, HOWEVER, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

             2.3 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Investor and/or its affiliates holding at least 500,000 shares of Registrable Securities (except for Comdisco, Inc., which shall be granted rights hereunder notwithstanding any failure to hold such number of shares of Registrable Securities) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this
Section 2.3, Investor includes any general partners and affiliates of an Investor. An Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

         Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("SHARES"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

                  (a) The Company shall deliver a notice by certified mail ("NOTICE") to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                  (b) Within 15 calendar days after delivery of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Investor that purchases all the shares available to it (each, a "FULLY-EXERCISING INVESTOR") of any other Investor's failure to do likewise.

                                   13.

During the ten (10)-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) and held by all Fully-Exercising Investors.

                  (c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

                  (d) The right of first offer in this paragraph 2.3 shall not be applicable (i) to the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, (ii) to or after consummation of a Qualified IPO, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities (provided that the right of first offer applied to the original issuance of such convertible or exercisable securities), (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, or (vi) to the issuance or sale of the Company's Series D Preferred Stock.

                  (e) The right of first offer may be assigned to a transferee acquiring, on an as-converted basis, at least 500,000 shares of the Investor's shares of the Company's Common Stock, or all of such Investor's shares, if less.

             2.4 BOARD OBSERVER RIGHTS. Each Investor holding not less than 500,000 shares of Series C Preferred Stock or Series D Preferred Stock of the Company shall be entitled to appoint one person who is reasonably acceptable to the Board of Directors to attend in a nonvoting capacity meetings of the Company's Board of Directors from time to time, subject to exclusion in the event that the Board of Directors determines, in its discretion, that such attendance would involve a conflict of interest or would involve the disclosure of confidential and proprietary information in a manner harmful to the Company.

             2.5  TERMINATION OF COVENANTS.

                  (a) The covenants set forth in Sections 2.1 through Section
2.4 shall terminate as to each Investor and be of no further force or effect
(i) immediately prior to the consummation of a Qualified IPO, or (ii) when the Company shall sell, convey, or otherwise

                                   14.

dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection
(ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation.

                  (b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.5(a) above.

         3.  MISCELLANEOUS.

             3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             3.2 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any of such securities (including the securities into which such securities are convertible or exercisable) then outstanding, each future holder of all such Registrable Securities, and the Company.

             3.3 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or on EXHIBIT A hereto or as subsequently modified by written notice.

             3.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

             3.5 TERMINATION OF THE PRIOR AGREEMENTS. The Company and the parties hereto hereby agree that any provisions in any prior agreements pertaining to the subject matter hereof are hereby terminated and superseded in their entirety by the provisions hereof. The

                                   15.

rights and covenants provided herein set forth the sole and entire agreement between the Company and the Investors with respect to the subject matter hereof, and to the extent there is a conflict between this Agreement and any prior agreement, this Agreement shall control.

             3.6 WAIVER OF RIGHT OF FIRST OFFER. With respect to the issuance of up to 4,700,000 shares of Series D Preferred Stock and 237,500 shares of Common Stock pursuant to the Series D Agreements, as the same may be amended from time to time according to their respective terms, each Investor by its execution hereof hereby waives (for itself and on behalf of all Investors) any rights it may have pursuant to Section 2.3 and any prior agreement to purchase a greater number of shares of Series D Preferred Stock and/or Common Stock than the number, if any, such Investor is purchasing under the Series D Agreements. Each Investor further consents to the addition as an Investor hereunder (and the listing on Exhibit A hereto) of any purchaser under the Series D Agreements and Venture Lending and Leasing II, Inc.

             3.7 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

             3.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             3.9 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             3.10 AGGREGATION OF STOCK. All shares of the Preferred Stock and Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                                   16.

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                                  COMPANY:

                                  QUANTUM EFFECT DESIGN:

                                  By:       /s/ Thomas J. Riordan
                                          --------------------------------
                                  Name:     Thomas J. Riordan
                                          --------------------------------
                                               (Print)

                                  Title:    President and CEO
                                          --------------------------------

                                  Address:
                                          --------------------------------

                                  ----------------------------------------

                                  ----------------------------------------


                                  INVESTORS:

                                  By:
                                          --------------------------------
                                  Name:
                                          --------------------------------
                                               (Print)

                                  Title:
                                          --------------------------------
                                  Address:
                                          --------------------------------

                                  ----------------------------------------

                                  ----------------------------------------



                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ---------------------------------
                             Name:
                                  ---------------------------------
                                           (Print)

                             Title:
                                   --------------------------------
                             Address:
                                     ------------------------------

                             --------------------------------------

                             --------------------------------------



                             INVESTORS:

                             By:    /s/ Michael J. Stark
                                  ---------------------------------

                             Name:   Michael J. Stark
                                  ---------------------------------
                                         (Print)

                             Title:
                                   --------------------------------

                             Address:  2549A Clay Street
                                     ------------------------------
                                       Hillsborough, CA  94010
                                     ------------------------------



                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ---------------------------------
                             Name:
                                  ---------------------------------
                                           (Print)

                             Title:
                                   --------------------------------
                             Address:
                                     ------------------------------

                             --------------------------------------

                             --------------------------------------



                             INVESTORS:

                             By:    /s/ Daniel Niles
                                  ---------------------------------

                             Name:   Daniel Niles
                                  ---------------------------------
                                         (Print)

                             Title:
                                   --------------------------------

                             Address:  299 Santa Paula Avenue
                                     -----------------------------
                                       San Francisco, CA  94127
                                     -----------------------------



                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ---------------------------------
                             Name:
                                  ---------------------------------
                                           (Print)

                             Title:
                                   --------------------------------
                             Address:
                                     ------------------------------

                             --------------------------------------

                             --------------------------------------



                             INVESTORS:

                             By:    /s/ S. F. Kaufman
                                  ---------------------------------

                             Name:    S. F. Kaufman
                                  ---------------------------------
                                         (Print)

                             Title:  Managing Director
                                   --------------------------------

                             Address:  220 Clark Drive
                                     ------------------------------
                                       San Mateo, CA  94402
                                     ------------------------------



                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  -------------------------------
                             Name:
                                  -------------------------------
                                           (Print)

                             Title:
                                   ------------------------------
                             Address:
                                     ----------------------------

                             ------------------------------------

                             ------------------------------------



                             INVESTORS:

                             By:    /s/ Brian S. Bean
                                  -------------------------------

                             Name:     Brian S. Bean
                                  -------------------------------
                                         (Print)

                             Title:  Managing Director
                                   ------------------------------

                             Address:
                                     ----------------------------

                                     ----------------------------



                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    /s/ Anthony P. Brenner
                                  ------------------------------

                             Name:      Anthony P. Brenner
                                  ------------------------------
                                         (Print)

                             Title:  Managing Director
                                   -----------------------------

                             Address: 555 California Street, Suite 2350
                                     -----------------------------------
                                      San Francisco, CA  94104
                                     -----------------------------------



                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    /s/ J. Stephen Perkins
                                  ------------------------------

                             Name:      J. Stephen Perkins
                                  ------------------------------
                                         (Print)

                             Title:
                                   -----------------------------

                             Address: C/o Omega Venture Partners
                                     ---------------------------
                                      555 California, Suite 2350
                                     ---------------------------
                                      San Francisco, CA  94104
                                     ---------------------------

                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    /s/ Daniel J. Dunn
                                  ------------------------------

                             Name:      Daniel J. Dunn
                                  ------------------------------
                                         (Print)

                             Title:  Managing Director
                                   -----------------------------

                             Address: 60 Dartmouth Drive
                                     ---------------------------
                                      Larkspur, CA  94939
                                     ---------------------------




                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    /s/ Gerald K. Hwasta
                                  ------------------------------

                             Name:      Gerald K. Hwasta
                                  ------------------------------
                                         (Print)

                             Title:  Senior Associate
                                   -----------------------------

                             Address: 1770 North Point #3
                                     ---------------------------
                                      San Francisco, CA  94123
                                     ---------------------------



                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    /s/ Raymond E. Carey, IV
                                  ------------------------------

                             Name:      Raymond E. Carey, IV
                                  ------------------------------
                                         (Print)

                             Title:  Associate
                                   -----------------------------

                             Address: BancBoston Robertson Stephens
                                     -----------------------------------
                                      555 California Street, Suite 2600
                                     -----------------------------------
                                      San Francisco, CA  94104
                                     -----------------------------------




                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    Hambrecht & Quist California
                                  ------------------------------

                             Name:      /s/ Robert N. Savoie
                                  ------------------------------
                                         (Print)

                             Title:      Robert N. Savoie
                                   -------------------------------------

                                     Tax Director, Attorney-in-Fact
                                   -------------------------------------


                             Address: One Bush Street
                                     -----------------------------------
                                      San Francisco, CA  94104
                                     -----------------------------------




                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    Hambrecht & Quist Employee Venture
                                  ---------------------------------------

                             Name:      /s/ Robert N. Savoie
                                  ---------------------------------------
                                         (Print)

                             Title:      Robert N. Savoie
                                   --------------------------------------

                                     Tax Director, Attorney-in-Fact
                                   --------------------------------------


                             Address: One Bush Street
                                     ------------------------------------
                                      San Francisco, CA  94104
                                     ------------------------------------




                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    /s/ Kenneth Hao
                                  --------------------------------------

                             Name:      Kenneth Hao
                                  --------------------------------------
                                         (Print)

                             Title:
                                   -------------------------------------



                             Address: One Bush Street
                                     -----------------------------------
                                      San Francisco, CA  94104
                                     -----------------------------------




                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    /s/ James A. Davidson
                                  --------------------------------------

                             Name:      James A. Davidson
                                  --------------------------------------
                                         (Print)

                             Title:
                                   -------------------------------------



                             Address: c/o Silver Lake Partners
                                     -----------------------------------
                                      2800 Sand Hill Road #10
                                     -----------------------------------
                                      Menlo Park , CA  94025
                                     -----------------------------------


                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT

         The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


                             COMPANY:

                             QUANTUM EFFECT DESIGN:

                             By:
                                  ------------------------------
                             Name:
                                  ------------------------------
                                           (Print)

                             Title:
                                   -----------------------------
                             Address:
                                     ---------------------------

                             -----------------------------------

                             -----------------------------------



                             INVESTORS:

                             By:    /s/ David Wehmer
                                  --------------------------------------

                             Name:       David Wehmer
                                  --------------------------------------
                                         (Print)

                             Title:   Analyst
                                   -------------------------------------



                             Address: 3624 25th Street
                                     -----------------------------------
                                      San Francisco, CA  94110
                                     -----------------------------------


                            SIGNATURE PAGE TO AMENDED AND
                          RESTATED INVESTOR RIGHTS AGREEMENT


                                                                       SERIES A      SERIES B     SERIES C      SERIES D
          NAME/ADDRESS/FAX NO.                         COMMON          PREFERRED     PREFERRED    PREFERRED    PREFERRED
----------------------------------------          --------------     ------------  ------------  ----------   ------------
Integrated Device Technology, Inc.                    2,200,000       1,440,000
2975 Stender Way, M/S C4-01
Santa Clara, CA 95054
Fax: (408) 492-8454
Attention: Len Perham

Berg and Berg Enterprises                                               360,000
1005-D Bandley Drive
Cupertino, CA 95014
Fax: (408) 725-1626
Attention:

Thomas Riordan                                        1,000,000
C/o Quantum Effect Design, Inc.
3255-3 Scott Boulevard, Suite 200
Santa Clara, CA 95054
Fax: (408) 565-0348
Attention: Thomas Riordan

Raymond Kunita                                        1,000,000
C/o Quantum Effect Design, Inc.
3255-3 Scott Boulevard, Suite 200
Santa Clara, CA 95054
Fax: (408) 565-0348
Attention: Raymond Kunita

Earl Killian                                            800,000
27961 Central Drive
Los Altos Hills, CA 94022
Fax: (408) 873-1164
Attention: Earl Killian

BESSEMER VENTURE INVESTORS L.P.                                                                      140,000         59,160
1400 Old Country Road, Suite 407
Westbury, NY 11590
Fax: (650) 854-7415
Attention: Bruce K. Graham/Bob Buescher

BESSEMER VENTURE PARTNERS IV L.P.                                                                    721,350        328,978
1400 Old Country Road, Suite 407
Westbury, NY 11590
Fax: (650) 854-7415
Attention: Bruce K. Graham/Bob Buescher

BESSEC VENTURES IV L.P.                                                                              538,650        203,471
1400 Old Country Road, Suite 407
Westbury, NY 11590
Fax: (650) 854-7415
Attention: Bruce K. Graham/Bob Buescher

NORWEST VENTURE PARTNERS VI, L.P.                                                                  1,200,000        507,096
245 Lytton Avenue, Suite 250
Palo Alto, CA 94301
Fax: (650)321-8010
Attention: Kevin Hall





                                                                       SERIES A      SERIES B      SERIES C      SERIES D
          NAME/ADDRESS/FAX NO.                         COMMON          PREFERRED     PREFERRED    PREFERRED    PREFERRED
----------------------------------------          --------------     ------------  ------------   ----------   ------------
WPG ENTERPRISE FUND II, L.L.C.                                                       1,365,000       414,960     249,256
555 California Street, Suite 3130
San Francisco, CA 94104
Fax: (415) 989-5108
Attention: Melissa Alves

WEISS, PECK & GREER VENTURE                                                          1,135,000       345,040     307,257
ASSOCIATES III, L.L.C.
555 California Street, Suite 3130
San Francisco, CA 94104
Fax: (415) 989-5108
Attention: Melissa Alves

WPG ENTERPRISE FUND III, L.P.                                                                        463,104     296,629
555 California Street, Suite 3130
San Francisco, CA 94107
Fax: (415) 989-5108
Attention: Melissa Alves

WEISS, PECK & GREER VENTURE                                                                          529,524      42,387
ASSOCIATES IV, L.P.
555 California Street, Suite 3130
San Francisco, CA 94107
Fax: (415) 989-5108
Attention: Melissa Alves

WPG INFORMATION SCIENCES                                                                              20,520      13,011
ENTREPRENEUR FUND, L.P.
555 California Street, Suite 3130
San Francisco, CA 94107
Fax: (415) 989-5108
Attention: Melissa Alves

WEISS, PECK & GREER VENTURE                                                                           66,852     335,743
ASSOCIATES IV CAYMAN, L.P.
555 California Street, Suite 313O
San Francisco, CA 94107
Fax: (415) 989-5108
Attention: Melissa Alves

Comdisco, Inc.                                                                          93,750*                   16,123
C/o Comdisco Ventures
3000 Sand Hill Road
Building 1, Suite 155
Menlo Park, CA 94025
Fax: (650) 854-4026
Attention:

Patrick Barry                                                                                          8,000
178 El Dorado
Palo Alto, CA 94306
Fax: (650) 233-8386
Attention: Patrick Barry

Mark B. Weeks                                                                                          4,000
1800 Alford Avenue
Los Altos, CA 94024
Fax: (650) 233-8386
Attention: Mark B. Weeks





                                                                       SERIES A      SERIES B       SERIES C      SERIES D
          NAME/ADDRESS/FAX NO.                         COMMON          PREFERRED     PREFERRED    PREFERRED    PREFERRED
----------------------------------------          --------------     ------------  ------------    ----------   ------------
Steve Kaney                                                                                           16,000
9625 Haverhill Lane
Alpharetta, GA 30022
Fax: (919)

Stephanie Freidrich                                                                                   14,000
119 Highlands Lake Drive
Cary, NC 27511
Fax: (770)

James N. Chapman                                                                                      10,000
2020 Ashton Avenue
Menlo Park, CA 94025

Michael J. Stark                                                                                       6,000       34,722
c/o Robertson Stephens Funds
555 California Street
San Francisco, CA 94104
Fax: (415) 781-0278

Timark L.P.                                                                                           20,000
14585 Big Basin Way
Saratoga, CA 95070
Fax: (415) 872-0224
Attention: Frank Marshall

Hambrecht & Quist LLC                                                                                 80,000
1 Bush Street
San Francisco, CA 94107
Fax: (415) 576-3624
Attention: Jeffrey C. Gustafson

James E. Davidson                                                                                      5,500
1832 Floribunda Avenue
Hillsborough, CA 94010
Fax: (650) 348-7849

Kenneth Y. Hao                                                                                         5,500       17,361
1000 North Point Street, # 1607
San Francisco, CA 94109
Fax: (415) 673-4640

Jeffrey C. Gustafson                                                                                   4,000
3141 Gough Street
San Francisco, CA 94123
Fax: (415) 439-3808

Robert C. Chaplinski                                                                                   5,000
3237 Novara Way
Pleasanton, CA 94566
Fax: (510) 461-1556

Annette Bianchi                                                                                       10,000
1535 Seneca Lane
San Mateo, CA 94402

Barry Eggers                                                                                          16,000
25466 Adobe Lane
Los Altos Hills, CA 94022



                                                                       SERIES A      SERIES B      SERIES C      SERIES D
          NAME/ADDRESS/FAX NO.                         COMMON          PREFERRED     PREFERRED    PREFERRED    PREFERRED
----------------------------------------          --------------     ------------  ------------    ----------   ------------
Philip Black                                                                                          10,000
3055 Pacific Apt. #3
San Francisco, CA 94115

Chris Schaepe                                                                                         28,000
3721 Ortega Court
Palo Alto, CA 94303

Greer Family Partners L.P.                                                                            12,000
555 California Street, Suite 47601
San Francisco, CA 94104
Fax: (415) 989-5108

Gil Cogan                                                                                             28,000
555 California Street, Suite 47601
San Francisco, CA 94104
Fax: (415) 989-5108

Lee-Yi Hsiang Su                                                                                      16,000
c/o Peter Nieh
1839 Jefferson Street
San Francisco, CA 94123

Manuel Alba-Marquez                                                                                   40,000
Galileo Technology
1598 Rosesheal Drive
San Jose, CA 95125

Menachem Schwartz                                                                                      4,800
Trumpeldor 63/9
Petah Tikva
Israel

Eliaz Lavi                                                                                             4,800
21 Ilanot St.
Haifa
Israel 34324

Eyal Waldman                                                                                           4,800
21 Ilanot St.
Haifa
Israel 34324

David Schemla                                                                                          4,800
Moshav Manov
D. N. Misgav
20184
Israel

Mitchell A. Kahn                                                                                       4,800
1265 Kotenberg Ave.
San Jose, CA 95125

John C. Mein                                                                                           4,000
Moshav Manov
D. N. Misgav
20184
Israel



                                                                       SERIES A      SERIES B      SERIES C      SERIES D
          NAME/ADDRESS/FAX NO.                         COMMON          PREFERRED     PREFERRED    PREFERRED    PREFERRED
----------------------------------------          --------------     ------------  ------------    ----------   ------------
Venture Lending and Leasing 11, Inc.                  80,000*
20 10 North First Street, Suite 3 10
San Jose, CA 95131

THE GOLDMAN SACHS GROUP L.L.C.                                                                                   1,157,408
85 Broad Street
New York, NY
Attn: Joe DiSabato

CISCO SYSTEMS, INC.                                  237,500                                                     1,047,454
255 West Tasman Drive, Bldg. J
San Jose, CA 95134
Attn: Michael Volpi

Steven Schaepe                                                                                                       5,787
Bank Boston Robertson Stephens Inc.
100 Federal Street, I I th Floor
Boston, MA  02110

Michael Stark                                                                                                        6,944
Omega Venture Partners
555 California Street, Suite 2350
San Francisco, CA 94104

Daniel Niles                                                                                                         6,944
Omega Venture Partners
555 California Street, Suite 2350
San Francisco, CA 94104

Seymour F. Kaufman                                                                                                   6,944
Omega Venture Partners
555 California Street, Suite 2350
San Francisco, CA 94104

Brian Bean                                                                                                           5,787
Omega Venture Partners
555 California Street, Suite 2350
San Francisco, CA 94104

Anthony Brenner                                                                                                      4,629
Omega Venture Partners
555 California Street, Suite 2350
San Francisco, CA 94104

Stephen Perkins                                                                                                        694
Omega Venture Partners
555 California Street, Suite 2350
San Francisco, CA  94104

Daniel Dunn                                                                                                            925
Omega Venture Partners
555 California Street, Suite 2350
San Francisco, CA 94104

Gerald Hwasta                                                                                                        1,157
Omega Venture Partners
555 California Street, Suite 2350
San Francisco, CA 94104




                                                                       SERIES A      SERIES B      SERIES C      SERIES D
          NAME/ADDRESS/FAX NO.                         COMMON          PREFERRED     PREFERRED    PREFERRED    PREFERRED
----------------------------------------          --------------     ------------  ------------    ----------   ------------
Raymond Carey                                                                                                          694
Omega Venture Partners
555 California Street, Suite 2350
San Francisco, CA 94104

Hambrecht & Quist California                                                                                         6,945
1 Bush Street
San Francisco, CA 94104

Hambrecht & Quist Employee Fund, L.P. 11                                                                             6,945
I Bush Street
San Francisco, CA 94104

Kenneth Hao                                                                                                          1,157
Hambrecht & Quist California
I Bush Street
San Francisco, CA 94104

James Davidson                                                                                                       1,157
1 Bush Street
San Francisco, CA 94104

David Wehner                                                                                                         1,157
1 Bush Street
San Francisco, CA 94104


         *Represents shares issuable upon exercise of the Warrant Agreements. Such shares are deemed to be Registrable Securities only upon and to the extent of such exercise.